UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-10573

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2009

Date of reporting period: October 31, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

National Municipal Income Fund

October 31, 2009

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 18, 2009

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein National Municipal Income Fund (the “Fund”) for the annual reporting period ended October 31, 2009. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol “AFB”.

Investment Objective and Policies

This closed-end fund seeks to provide high current income exempt from regular federal income tax by investing substantially all of its net assets in municipal securities that pay interest that is exempt from federal income tax. The Fund will normally invest at least 80%, and normally substantially all, of its net assets in municipal securities paying interest that is exempt from regular federal income tax. The Fund also normally will invest at least 75% of its assets in investment-grade municipal securities or unrated municipal securities considered to be of comparable quality. The Fund may invest up to 25% of its net assets in municipal bonds rated below investment-grade and unrated municipal bonds considered to be of comparable quality as determined by the Fund’s investment adviser. The Fund intends to invest primarily in municipal securities that pay interest that is not subject to the federal Alternative Minimum Tax (“AMT”), but may invest without limit in municipal securities paying interest that is subject to the federal AMT. For more information regarding the Fund’s risks, please see “A Word About Risk” on page 4 and

“Note G—Risks Involved in Investing in the Fund” of the Notes to Financial Statements on page 35.

Investment Results

The table on page 5 provides performance data for the Fund and its benchmark, the Barclays Capital Municipal Index, for the six- and 12-month periods ended October 31, 2009. The Barclays Capital Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds.

The Fund outperformed its benchmark, which is not leveraged, during both the six- and 12-month periods ended October 31, 2009. Leverage was the primary driver of outperformance. The Fund’s performance during the 12-month period was aided by security selection in the hospital, special tax and transportation sectors. The Fund’s relative weighting in the housing and industrial revenue bond sectors was also beneficial to performance. Detracting from performance was security selection in the water sector. For the six-month period, security selection in the hospital and special tax sectors was beneficial to the Fund’s relative returns.

The 12-month period ended October 31, 2009 was an incredibly volatile period in all financial markets, and the municipal market was no exception. In response to the collapse in the equity and housing markets, the US Federal Reserve aggressively lowered short-term interest rates. After a brief but sharp sell-off in October

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	1

2008, high-grade municipal bonds rallied sharply. Short-term, AAA-rated municipal yields ended the 12-month reporting period about 1.8% lower, while intermediate yields and long-term yields were approximately 1.5% to 1.1% lower. As a result, the absolute returns of investment-grade municipal bonds were attractive across the maturity spectrum. In general, the longer the average maturity of the portfolio, the greater the return.

While high-grade municipal bonds rallied sharply over the year as investors sought safety, the rally in lower-rated bonds was largely in the past six months and varied by credit. For example, the extra yield available for buying Puerto Rico general obligation (GO) bonds (Baa3/BBB-) versus AAA-rated municipal bonds stood at 2.35% as of October 31, 2009, but it had been approximately 1.5% prior to Lehman Brothers’ bankruptcy in September, 2008. During the first quarter of 2009, the extra yield available on Puerto Rico GOs reached 4% as investors pondered the prospects of an economic depression and the implications for the budgets of state and local governments, especially for lower-rated credits like Puerto Rico. As the threat of a depression faded during the spring and summer, lower-rated bonds rallied from their lows, and ultimately outperformed high grades over the past 12 months.

Market Review and Investment Strategy

As 2009 unfolded, the Municipal Bond Investment Team (the “Team”) sought to reduce the holdings of

AAA-rated bonds in favor of more AA- and A-rated bonds. By historical standards, the extra yield for modestly reducing credit quality was very high; while it has narrowed since last spring, it remains high. Furthermore, the Team’s research indicates that certain municipal ratings are systematically too low given the issuers’ financial stability. Certain special tax bonds, backed by broad-based sales, income or transportation taxes, should merit ratings of AA and AAA, while those special tax bonds with a more limited tax pledge or geographic area are between A and AA. Water and sewer bonds and retail electric distribution systems should be rated higher too, in the Team’s opinion. Yet, in all these circumstances, the Team has identified credits with lower ratings, and the Fund looks to buy these credits. Eventually, the Team believes the market and the rating agencies should recognize the financial stability of these issuers and their prices and ratings will move up. In the meantime, the Fund can earn the extra income these bonds provide.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. When issued, insured municipal securities typically receive a higher credit rating which means that the issuer of the securities pays a lower interest rate. In purchasing insured securities, the Team gives consideration to both the insurer and to the credit quality of the underlying issuer. The purpose of insurance is to reduce the credit risk of a particular municipal security by supplementing the creditworthiness of

2	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

the underlying issuer and providing additional security for payment of the principal and interest. Certain of the insurance companies that insure municipal securities insure other types of securities, including some involving subprime mortgages. The credit quality of many subprime mortgage securities has declined and some bond insurers’ risk of having to make payments to holders of subprime mortgage securities has increased. Because of this risk, the credit ratings of several insurance companies have been downgraded, and may be further downgraded; it is possible that certain insurance companies may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of October 31, 2009, the Fund’s percentages of total investments in insured bonds and in insured bonds that have been prerefunded/escrowed to maturity are 47.3% and 7.7%, respectively.

Since February 2008, auctions of the Fund’s Auction Rate Preferred Shares (the “Preferred Shares”) have had fewer buyers than sellers and, as a result, the auctions have “failed”. The failed auctions did not lower the credit quality of the Preferred Shares, but rather meant that a holder was unable to sell the Preferred Shares, so that there was a loss of liquidity for the holders of the Preferred Shares. When the auctions fail, the Preferred Shares pay interest on a formula based-maximum rate based on AA-commercial paper and short-term municipal bond rates. This interest rate has been and remains generally economical versus the earnings of the Fund’s investments. However, to the extent that the cost of this leverage increases in the future and earnings from the Fund’s investments do not increase, the Fund’s net investment returns may be reduced. The Fund continues to explore other liquidity and leverage options, including, tender option bonds; this may result in Preferred Shares being redeemed in the future. The Fund is not required to redeem any Preferred Shares and expects to continue to rely on the Preferred Shares for a portion of its leverage exposure.

For additional information about the Preferred Shares, please visit the AllianceBernstein website at www.alliancebernstein.com.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

AllianceBernstein National Municipal Income Fund Shareholder Information

The Fund’s NYSE trading symbol is “AFB.” Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Saturday in Barron’s and other newspapers in a table called “Closed-End Bond Funds.” Daily net asset value and market price information, and additional information regarding the Fund, is available at www.alliancebernstein.com. For additional shareholder information regarding this Fund, please see page 50.

Benchmark Disclosure

The unmanaged Barclays Capital Municipal Index does not reflect fees and expenses associated with the active management of a fund portfolio. The Index is a total return performance benchmark for the long-term, investment grade, tax-exempt bond market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund. In addition, the Index does not reflect the use of leverage, whereas the Fund utilizes leverage.

A Word About Risk

Among the risks of investing in the Fund are changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. At the discretion of the Fund’s Adviser, the Fund may invest up to 25% of its net assets in municipal bonds that are rated below investment grade (i.e., “junk bonds”). These securities involve greater volatility and risk than higher-quality fixed-income securities.

Leverage Risks—The Fund uses financial leverage for investment purposes, which involves leverage risk. The Fund’s outstanding Auction Rate Preferred Stock results in leverage. The Fund may also use other types of financial leverage, including tender option bonds (“TOBs”), either in combination with, or in lieu of, the Auction Preferred Stock. The Fund utilizes leverage to seek to enhance the yield and net asset value attributable to its Common Stock. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for holders of Common Stock, including the likelihood of greater volatility of the net asset value and market price of the Common Stock. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Fund’s return will be less than if leverage had not been used. As a result, the amounts available for distribution to Common Stockholders as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the Auction Rate Preferred Stock or the floaters issued in connection with the Fund’s TOB transactions would increase. In addition, the interest paid on inverse floaters held by the Fund, whether issued in connection with the Fund’s TOB transactions or purchased in a secondary market transaction, would decrease. Under such circumstances, the Fund’s income and distributions to Common Stockholders may decline, which would adversely affect the Fund’s yield and possibly the market value of its shares.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein National Municipal Income Fund (NAV)	13.80%	25.30%

Barclays Capital Municipal Index	4.99%	13.60%

The Fund’s Market Price per share on October 31, 2009, was $13.60. The Fund’s Net Asset Value Price per share on October 31, 2009, was $13.68. For additional Financial Highlights, please see page 39.

See Historical Performance and Benchmark disclosures on previous page.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	5

Historical Performance

PORTFOLIO SUMMARY

October 31, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $392.2

*	All data are as of October 31, 2009. The Fund’s quality rating distribution is expressed as a percentage of the Fund’s total investments rated in particular ratings categories by Standard & Poor’s Rating Services, Moody’s Investors Service, Inc. and Fitch Ratings, Ltd. The distributions may vary over time. If ratings are not available, the Fund’s Adviser will assign ratings that are considered to be of equivalent quality to such ratings. Quality breakdown is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). Pre-refunded bonds, which are escrowed by U.S. Government Securities, have been rated AAA by the Adviser.

6	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2009

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 172.5%
Long-Term Municipal Bonds – 172.3%
Alabama – 6.6%
Alabama Pub Sch & Clg Auth Series 2009 A 5.00%, 5/01/29	$3,000	$3,079,830
Huntsville AL Hlth Care Auth Series 02B 5.75%, 6/01/32 (Prerefunded/ETM)	6,000	6,756,480
Jefferson Cnty AL GO Series 04A 5.25%, 1/01/18-1/01/23	3,100	2,656,023
Jefferson Cnty AL Swr FGIC Series 02 5.00%, 2/01/41 (Prerefunded/ETM)	1,535	1,659,351
FGIC Series 02B 5.00%, 2/01/41 (Prerefunded/ETM)	2,465	2,692,347
Marshall Cnty AL Hlth Care Auth Series 02A 5.75%, 1/01/32	2,500	2,453,750
Series 02D 5.75%, 1/01/32	3,000	2,944,500
Montgomery AL BMC Spl Care Series 04C 5.25%, 11/15/29 (Prerefunded/ETM)	1,810	2,057,662
Montgomery AL BMC Spl Care (Baptist Health Montgomery) Series 04C 5.125%, 11/15/24	1,500	1,417,245

		25,717,188

Alaska – 2.6%
Alaska Intl Arpt MBIA Series 03B 5.00%, 10/01/26	2,000	2,029,660
Alaska Muni Bond Bank Auth MBIA Series 04G 5.00%, 2/15/22-2/15/24	2,930	3,012,108
Four Dam Pool AK Elec Series 04 5.00%, 7/01/24 (Prerefunded/ETM)	1,035	1,179,848
5.25%, 7/01/25-7/01/26 (Prerefunded/ETM)	3,580	4,120,795

		10,342,411

Arizona – 1.7%
Arizona Cap Fac Fin Corp. (Ariz St Univ) Series 00 6.25%, 9/01/32	1,550	1,441,547

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	7

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Phoenix AZ Civic Impt Corp. (Phoenix AZ Wastewater) MBIA Series 04 5.00%, 7/01/23	$1,250	$1,302,037
Salt Verde Fin Corp. Gas (Citigroup, Inc.) 5.25%, 12/01/22-12/01/23	4,150	3,982,082

		6,725,666

Arkansas – 0.6%
Arkansas Dev Fin Auth SFMR Series 02A 5.30%, 7/01/34	2,410	2,423,472

California – 16.0%
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.25%, 7/01/21(a)	4,860	5,123,218
California GO 5.00%, 2/01/32	2,450	2,310,791
5.25%, 4/01/30	20	20,039
Series 04 5.00%, 2/01/33	1,100	1,024,551
Coachella Valley CA USD COP MBIA Series 03 5.00%, 9/01/31	1,000	1,004,420
Coast CA CCD GO FSA Series 06B 5.00%, 8/01/23-8/01/24(b)	11,370	11,960,125
Golden St Tobacco Sec CA RADIAN Series 03 5.50%, 6/01/43 (Prerefunded/ETM)	2,250	2,541,960
XLCA Series 03B 5.50%, 6/01/33 (Prerefunded/ETM)	3,000	3,389,280
Grossmont-Cuyamaca CCD GO ASSURED GTY 5.00%, 8/01/22-8/01/23(b)	4,480	4,774,393
Hartnell CA CCD GO MBIA Series 03A 5.00%, 8/01/27 (Prerefunded/ETM)	1,155	1,305,577
LA Quinta CA Fin Auth (LA Quinta CA Local Agy Pool) AMBAC Series 04A 5.25%, 9/01/24	2,000	2,039,940
Los Angeles CA CCD GO Series F-1 5.00%, 8/01/28	5,800	6,062,740

8	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Los Angeles CA Cmnty Redev Agy (Los Angeles CA CRA Bunker Hill) Series 04L 5.00%, 3/01/18	$1,715	$1,653,294
Los Angeles CA Regl Arpts (Laxfuel Corporation) AMBAC Series 01 5.50%, 1/01/32	9,500	9,296,890
Pomona CA COP AMBAC Series 03 5.50%, 6/01/34	3,000	3,088,140
San Diego Gas & Elec Company Series 96A 5.30%, 7/01/21	4,000	4,393,520
San Rafael CA Elem SD GO FSA Series 03A 5.00%, 8/01/28	2,820	2,872,537

		62,861,415

Colorado – 4.6%
Avon Cnty Hsg Auth MFHR (Buffalo-Ridge II Apts) Series 02A 5.70%, 10/20/43	4,950	5,022,418
Colorado Ed Cul Fac Auth (Knowledge Quest Charter Sch) Series 05 6.50%, 5/01/36	490	400,942
Colorado Hlth Fac Auth (Evangelical Luth Good Sam Soc) 5.25%, 6/01/19-6/01/23	2,425	2,426,717
Colorado Hlth Fac Auth (Parkview Medical Center) Series 04 5.00%, 9/01/25	2,560	2,465,050
E-470 Pub Hwy Auth Co. Series 00 Zero Coupon, 9/01/35 (Prerefunded/ETM)	10,000	1,514,200
Northwest Met Dist #3 Co. 6.125%, 12/01/25	1,000	746,420
Park Creek Met Dist Co. Series 05 5.25%, 12/01/25	3,000	2,775,660
5.50%, 12/01/30	890	827,086
Todd Creek Farms Met Dist #1 Co. (Todd Creek Farms Met Wtr COP) 6.125%, 12/01/22	1,970	1,188,442

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	9

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Todd Creek Farms Met Dist #1 Co. (Todd Creek Farms Met Wtr) Series 04 6.125%, 12/01/19(c)	$1,180	$576,973

		17,943,908

District Of Columbia – 0.9%
District of Columbia Tax Incr (Gallery Place Proj) FSA Series 02 5.40%, 7/01/31	3,500	3,538,535

Florida – 14.2%
Bard Cnty FL HFA SFMR (Bard Cnty FL HFA) Series 02C 5.40%, 3/01/33	595	595,631
Beacon Tradeport CDD FL Series 02B 7.25%, 5/01/33	4,930	4,979,399
Fiddlers Creek CDD FL Series 02A 6.875%, 5/01/33(c)(d)	2,820	1,431,573
Series 02B 6.625%, 5/01/33(c)(d)	2,120	1,076,875
Florida HFC MFHR (Westlake Apts) FSA Series 02-D1 5.40%, 3/01/42	8,780	8,634,252
Florida HFC MFHR (Westminster Apts) FSA Series 02E-1 5.40%, 4/01/42	3,000	2,950,230
Florida St Univ Fin Asst AMBAC Series 02 5.00%, 10/01/31	5,000	5,076,750
Hamal CDD FL Series 01 6.75%, 5/01/31 (Prerefunded/ETM)	2,460	2,698,964
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) FSA Series 00A 5.75%, 10/01/22-10/01/25	9,500	9,570,875
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	4,000	3,977,520
Miami-Dade Cnty FL Aviation (Miami-Dade Intl Airport) MBIA-RE Series 02 5.375%, 10/01/32	6,040	5,760,650

10	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	$2,380	$1,990,204
Miromar Lakes CDD FL Series 00A 7.25%, 5/01/12	1,130	1,084,777
Orange Cnty FL Hlth Fac Auth Series 02 5.75%, 12/01/32 (Prerefunded/ETM)	2,800	3,174,360
Pinellas Cnty FL HFA SFMR (Pinellas Cnty FL HFA) Series 02A 5.40%, 3/01/32	685	685,980
Univ of Central FL COP MBIA-RE Series 04A 5.125%, 10/01/24	1,325	1,297,241
Village CDD #5 FL Series 03A 6.00%, 5/01/22	650	642,193

		55,627,474

Georgia – 1.6%
Cartersville GA Dev Auth (Anheuser-Busch Companies, Inc.) Series 02 5.95%, 2/01/32	2,510	2,536,957
Georgia HFA SFMR (Georgia HFA) Series 02A-02 5.60%, 12/01/32	3,735	3,739,146

		6,276,103

Hawaii – 1.1%
Hawaii Dept Budget & Finance (Hawaiian Electric Company) XLCA Series 03B 5.00%, 12/01/22	4,500	4,377,780

Illinois – 16.6%
Bolingbrook IL GO FGIC Series 02A 5.375%, 1/01/38 (Prerefunded/ETM)	5,000	5,443,350
Chicago IL GO FGIC Series 00C 5.50%, 1/01/40	5,450	5,570,063
FSA Series A 5.00%, 1/01/25	380	397,963
Chicago IL HFA SFMR (Chicago IL HFA) Series 02B 6.00%, 10/01/33	360	369,515

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Chicago IL O’hare Intl Arpt (O’hare Intl Arpt) MBIA Series A 5.375%, 1/01/32	$15,000	$14,049,600
XLCA Series 03B-1 5.25%, 1/01/34	4,860	4,915,696
Chicago IL Sales Tax MBIA-RE Series 98 5.25%, 1/01/28	5,710	5,779,662
Chicago IL Tax Increment (Diversey/Narragansett Proj) 7.46%, 2/15/26	1,880	1,704,352
Cook Cnty IL SD #29 GO FSA Series 04 5.00%, 12/01/20	2,000	2,108,260
Gilberts IL SSA #1 Series 03 6.00%, 3/01/28	2,745	2,174,863
Hampshire IL SSA 5.80%, 3/01/26	1,845	1,516,184
Illinois Finance Auth (Illinois Institute of Technology) Series 06A 5.00%, 4/01/31	1,250	1,082,763
Illinois Finance Auth (Loyola Univ) XLCA Series 04A 5.00%, 7/01/24	1,495	1,530,431
Manhattan SSA #2004-1 IL Series 05 5.875%, 3/01/28	1,856	1,577,581
Metro Pier & Expo Auth IL Spl Tax MBIA Series 02A 5.25%, 6/15/42	5,500	5,597,350
Univ of Illinois FSA Series 07A 5.25%, 10/01/26(b)	10,800	11,246,040

		65,063,673

Indiana – 4.5%
Hendricks Cnty IN GO Series 04 5.50%, 7/15/21-7/15/22	2,150	2,319,054
Indiana Dev Fin Auth (Inland Steel Company) Series 97 5.75%, 10/01/11	2,925	2,898,149

12	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Indiana HFA SFMR (Indiana HFA) Series 02 5.55%, 7/01/32	$1,440	$1,445,976
Indianapolis IN Loc Bond Bank MBIA Series 2A 5.25%, 7/01/33 (Prerefunded/ETM)	10,000	11,098,100

		17,761,279

Iowa – 0.1%
Coralville IA BANS Series 07C 5.00%, 6/01/18	260	270,629
Iowa Finance Auth SFMR (Iowa Finance Auth) Series 02 5.40%, 7/01/32	295	295,534

		566,163

Kansas – 0.3%
Lenexa KS Hlth Care Fac (Lakeview Village, Inc.) 5.25%, 5/15/22	1,395	1,163,751

Louisiana – 4.3%
Louisiana Agric Fin Auth (Louisiana Agric Fin Auth Lease) 5.25%, 9/15/17	4,270	4,081,522
Louisiana HFA SFMR (Louisiana HFA) Series 02C 5.60%, 6/01/33	815	821,936
Louisiana Loc Govt Envrn Fac & CDA (Jefferson Parish LA) Series 2009A 5.00%, 4/01/26	535	548,707
New Orleans LA GO MBIA 5.00%, 3/01/18	2,285	2,207,836
5.25%, 12/01/20	1,000	1,004,600
MBIA Series 05 5.00%, 12/01/29	2,700	2,530,791
RADIAN Series A 5.00%, 12/01/22	5,875	5,753,387

		16,948,779

Massachusetts – 4.3%
Massachusetts GO Series 02C 5.25%, 11/01/30 (Prerefunded/ETM)	7,000	7,808,710

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts HFA MFHR (Massachusetts HFA) AMBAC Series 95E 6.00%, 7/01/41	$1,740	$1,747,552
MBIA Series 00H 6.65%, 7/01/41	535	538,424
Massachusetts Hlth & Ed Facs Auth (Berkshire Health Sys) RADIAN Series 01E 5.70%, 10/01/25	2,000	2,034,140
Massachusetts Hlth & Ed Facs Auth (Cape Cod Healthcare) RADIAN Series 01C 5.25%, 11/15/31	2,100	1,743,483
Massachusetts Hlth & Ed Facs Auth (New England Medical Ctr Hosp) MBIA Series 93 5.38%, 7/01/18	2,900	2,791,163

		16,663,472

Michigan – 9.3%
Detroit MI Swr Disp MBIA 5.25%, 7/01/22	5,000	5,081,550
Kent MI Hosp Fin Auth (Kent Metropolitan Hospital) Series 05A 5.75%, 7/01/25	1,080	922,493
Michigan Hosp Fin Auth (Trinity Health Credit Group) Series 00A 6.00%, 12/01/27	3,000	3,063,120
Michigan Strategic Fund (Detroit Edison Company) XLCA Series 02C 5.45%, 12/15/32	5,000	4,628,800
Plymouth MI Ed Ctr Charter Sch Series 05 5.125%, 11/01/23	2,140	1,704,210
Saginaw MI Hosp Fin Auth (Covenant Medical Ctr) Series 00F 6.50%, 7/01/30	3,920	3,950,694
Wayne State Univ MI Series 2009 5.00%, 11/15/29	16,500	16,905,240

		36,256,107

14	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Minnesota – 0.5%
Shakopee MN Hlthcare Fac (St. Francis Reg Medical Ctr) Series 04 5.10%, 9/01/25	$1,200	$1,183,260
St. Paul MN Hsg & Redev Auth (Healtheast) Series 05 6.00%, 11/15/25	1,000	925,350

		2,108,610

Mississippi – 1.3%
Adams Cnty MS Envrn Impt PCR (International Paper Company) Series 99 6.25%, 9/01/23	1,000	993,500
Gulfport MS Hosp Fin Auth (Memorial Hosp at Gulfport) Series 01A 5.75%, 7/01/31	4,000	3,965,400

		4,958,900

Missouri – 0.9%
Kansas City MO Spl Oblig (Kansas City MO Lease – Dntn Arena) Series 08C 5.00%, 4/01/28	2,000	2,034,240
Missouri HDC SFMR (Missouri HDC) Series 02A-1 5.58%, 9/01/32	815	815,823
Riverside MO IDA (Riverside Horizons Proj) ACA Series 07A 5.00%, 5/01/27	600	561,444

		3,411,507

Nevada – 5.6%
Carson City NV Hosp (Carson Tahoe Hospital) RADIAN Series 03A 5.00%, 9/01/23	4,700	4,278,692
Clark Cnty NV Arpt FGIC Series 01B 5.25%, 7/01/34 (Prerefunded/ETM)	7,420	7,975,610
Nevada Dept Business & Ind (Las Vegas Monorail Proj) AMBAC Series 00 5.625%, 1/01/32	6,720	1,903,037

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Reno NV Spl Tax FGIC Series 02 5.375%, 6/01/32 (Prerefunded/ETM)	$4,710	$5,207,093
MBIA-RE Series 02 5.375%, 6/01/32	2,790	2,574,389

		21,938,821

New Hampshire – 1.4%
New Hampshire Hlth & Ed Fac Auth Series 02 6.125%, 7/01/31 (Prerefunded/ETM)	4,200	4,656,372
New Hampshire Hlth & Ed Fac Auth (Covenant Health Sys) Series 04 5.375%, 7/01/24	820	825,469

		5,481,841

New Jersey – 1.5%
Morris-Union NJ Jt Comm COP RADIAN Series 04 5.00%, 5/01/24	5,595	5,498,822
New Jersey EDA (New Jersey Lease Sch Fac) Series 05 5.25%, 3/01/25	500	526,250

		6,025,072

New York – 5.0%
New York NY GO Series 04G 5.00%, 12/01/23	1,600	1,681,040
Series 06 5.00%, 6/01/22	1,160	1,217,559
New York St Dormitory Auth (New York St Pers Income Tax) 5.00%, 3/15/26(b)	7,000	7,472,570
New York St Envrn Fac Corp (New York NY Mun Wtr Fin Auth) 5.00%, 6/15/24-6/15/27(b)	7,000	7,561,470
New York St HFA (New York St Pers Income Tax)
MBIA-RE Series 05A 5.00%, 9/15/25	300	313,896
Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp.) 6.00%, 9/15/27	1,775	1,466,629

		19,713,164

16	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

North Carolina – 1.1%
Charlotte NC Arpt (Charlotte Douglas Intl Arpt) MBIA Series 04A 5.25%, 7/01/24	$2,895	$3,037,202
Iredell Cnty NC COP (Iredell Cnty Sch Proj) FSA Series 08 5.25%, 6/01/22	1,080	1,202,008

		4,239,210

North Dakota – 0.8%
North Dakota HFA SFMR (North Dakota HFA) Series 02 5.65%, 1/01/34	825	825,264
Ward Cnty ND Hlth Care Fac (Trinity Health) Series 2006 5.125%, 7/01/18-7/01/20	2,075	2,098,582

		2,923,846

Ohio – 3.5%
Columbiana Cnty Port Auth OH (Apex Environmental LLC) Series 04A 7.125%, 8/01/25	1,840	1,645,678
Cuyahoga Cnty OH Hosp (UHHS/CSAHS Cuyahoga & Canton) Series 00 7.50%, 1/01/30	2,400	2,436,072
Cuyahoga Cnty OH Port Auth (University Square Proj) Series 01 7.35%, 12/01/31	5,000	5,013,450
Fairfield Cnty OH Hosp Fac (Fairfield Med Ctr) RADIAN Series 03 5.00%, 6/15/22-6/15/24	5,210	4,783,871

		13,879,071

Oregon – 1.1%
Forest Grove OR (Pacific Univ) RADIAN Series 05A 5.00%, 5/01/28	4,760	4,371,965

Pennsylvania – 3.0%
Allegheny Cnty PA Hosp Dev Auth (West Penn Allegheny Hlth Sys) 5.00%, 11/15/28	4,800	3,811,536

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Allegheny Cnty PA IDA (Residential Resources, Inc.) 5.00%, 9/01/21	$500	$447,870
Pennsylvania Econ Dev Fin Auth (30th St Station Pkg Garage PA) ACA Series 02 5.875%, 6/01/33	4,100	3,541,416
Pennsylvania Turnpike Comm AMBAC Series 01 5.00%, 7/15/41 (Prerefunded/ETM)	2,000	2,166,380
Philadelphia PA IDA (Leadership Learning Partners) Series 05A 5.25%, 7/01/24	1,150	926,509
Wilkes-Barre PA Fin Auth (Wilkes Univ Proj) 5.00%, 3/01/22	990	974,724

		11,868,435

Puerto Rico – 2.4%
Puerto Rico GO 5.25%, 7/01/23	2,625	2,594,576
Series 01A 5.50%, 7/01/19	1,705	1,761,640
Series 03A 5.25%, 7/01/23	500	501,280
Puerto Rico Govt Dev Bank Series 06B 5.00%, 12/01/15	1,000	1,020,420
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series N 5.50%, 7/01/22	3,370	3,411,721

		9,289,637

Rhode Island – 1.4%
Rhode Island Hlth Ed Bldg Corp. (Times 2 Academy RI) Series 04 5.00%, 12/15/24	5,845	5,394,877

South Carolina – 2.7%
Charleston SC Eld Excel Fin Corp. (Charleston Cnty SC SD Lease) 5.25%, 12/01/30	2,000	2,045,800
Dorchester Cnty SC SD #2 Lease 5.00%, 12/01/29	1,600	1,629,520
Newberry Inv IN Children SC (Newberry Cnty SC SD Lease) Series 05 5.00%, 12/01/27-12/01/30	6,000	6,097,041

18	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

SCAGO Edl Facs Corp. (Calhoun Sch Proj) RADIAN 5.00%, 12/01/21	$1,000	$870,460

		10,642,821

Tennessee – 4.3%
Sullivan Cnty TN Hlth & Hfb (Wellmont Hlth Sys Proj) Series 06C 5.00%, 9/01/22	1,760	1,624,709
5.25%, 9/01/26	725	657,836
Tennessee Ed Fndg Corp. (Tennessee Ed Fndg Stud Ln) Series 97A 6.20%, 12/01/21	7,705	7,705,000
Tennessee Energy Acq Corp. Gas (Goldman Sachs Group, Inc.) Series A 5.25%, 9/01/21-9/01/22	7,000	6,813,900

		16,801,445

Texas – 32.2%
Alvin TX ISD GO Series 2004B 5.00%, 2/15/28	960	1,038,403
Bexar Cnty TX HFC MFHR (Doral Club & Sutton House Apts) MBIA Series 01A 5.55%, 10/01/36	14,215	10,934,462
Bexar Cnty TX Hlth Fac Dev (Army Retirement Residence) 5.00%, 7/01/27	525	442,953
Camino Real Regl Mob Auth TX 5.00%, 2/15/22	480	467,928
Series 2008 5.00%, 8/15/21	1,210	1,182,533
Dallas Fort Worth TX Intl Arpt MBIA Series 03A 5.25%, 11/01/25	2,000	1,985,040
MBIA-RE Series 01 5.50%, 11/01/35	6,500	6,376,630
Dallas TX ISD GO 6.00%, 2/15/28	2,500	2,877,850
Dripping Springs TX ISD GO 5.125%, 2/15/28	5,715	6,135,967
Fort Bend TX ISD GO Series 2009 5.00%, 2/15/27	7,560	8,122,162

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	19

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Frisco TX GO MBIA-RE 5.00%, 2/15/23	$3,220	$3,461,854
Garza Cnty Pub Fac Corp. (Garza Cnty TX Lease Corr Fac) 5.50%, 10/01/19	865	804,268
Gulf Coast Wtr Auth TX (Anheuser-Busch Companies, Inc.) Series 02 5.90%, 4/01/36	9,000	9,065,520
Harris City TX Toll Road FSA Series 02 5.125%, 8/15/32 (Prerefunded/ETM)	7,500	8,324,325
Hidalgo Cnty TX Hlth Fac Svcs (Mission Hospital, Inc.) Series 05 5.00%, 8/15/14-8/15/19	1,090	1,094,387
Lewisville TX Spl AD #2 ACA Series 05 6.00%, 10/01/25	1,100	1,136,311
Lower Colorado River Auth TX AMBAC Series 03 5.25%, 5/15/25	1,675	1,726,590
5.25%, 5/15/25 (Prerefunded/ETM)	125	141,106
MBIA 5.00%, 5/15/31	1,460	1,462,307
5.00%, 5/15/31 (Prerefunded/ETM)	30	33,663
MBIA Series 02A 5.00%, 5/15/31 (Prerefunded/ETM)	10	11,221
Matagorda Cnty TX Nav Dist (Centerpoint Energy Houston) Series 04 5.60%, 3/01/27(e)	2,000	2,073,300
San Antonio TX Arpt Sys (San Antonio TX Intl Airport) MBIA-RE Series 02A 5.25%, 7/01/27	5,250	5,045,198
San Antonio TX Elec & Gas Series 2006A 5.00%, 2/01/22	2,970	3,186,691
Seguin Hgr Ed Fac Corp. TX (Texas Lutheran Univ) Series 04 5.25%, 9/01/28-9/01/33	2,250	1,842,385
Texas GO Series 02A 5.50%, 8/01/41	9,470	8,967,238
Series 05 5.00%, 4/01/28	8,000	8,357,600

20	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas Transp Commission Series 07 5.00%, 4/01/23(b)	$20,600	$22,320,718
Univ of Texas Series A 5.25%, 8/15/22	6,825	7,731,838

		126,350,448

Utah – 0.4%
Utah Hsg Corp. MFHR (Bluffs Apts) Series 02A 5.60%, 7/20/30	1,480	1,496,324

Virginia – 2.1%
Fauquier Cnty VA IDA (Fauquier Hospital Obl Grp) RADIAN Series 02 5.25%, 10/01/31	8,500	8,294,300

Washington – 5.4%
FYI Properties (Washington St Lease Dept Info Svc Proj) 5.125%, 6/01/28	5,200	5,466,916
Series 2009 5.00%, 6/01/27	2,885	3,009,805
King Cnty WA Swr FSA Series 02A 5.25%, 1/01/32	3,000	3,060,450
Twenty Fifth Ave Pptys WA (Univ of WA Dorm 25th Ave) MBIA Series 02 5.25%, 6/01/33	9,750	9,684,383

		21,221,554

Wisconsin – 6.4%
Wisconsin GO (Wisconsin SRF) Series 03 5.00%, 11/01/26	3,700	3,788,615
Wisconsin Hlth & Ed Fac Auth (Bell Tower Residence) Series 05 5.00%, 7/01/20 - 7/01/25	2,785	2,628,227
Wisconsin Hlth & Ed Fac Auth (Ministry Health Care, Inc.) MBIA Series 02A 5.25%, 2/15/32	13,615	13,472,723

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	21

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wisconsin Hsg & Econ Dev Auth MFHR (Wisconsin Hsg & Econ Dev Auth) Series 02A 5.50%, 9/01/32	$425	$425,914
Wisconsin Hsg & Econ Dev Auth SFMR (Wisconsin Hsg & Econ Dev Auth) MBIA Series A 5.60%, 5/01/33	4,865	4,864,952

		25,180,431

Total Long-Term Municipal Bonds (cost $687,545,728)		675,849,455

SHORT-TERM MUNICIPAL NOTES – 0.2%
Florida – 0.2%
Lee Memorial Hlth Sys FL 0.20%, 4/01/33(f) (cost $700,000)	700	700,000

Total Investments – 172.5% (cost $688,245,728)		676,549,455
Other assets less liabilities – (10.7)%		(42,166,457)
Preferred Shares at liquidation value – (61.8)%		(242,225,000)

Net Assets Applicable to Common Shareholders – 100.0%(g)		$392,157,998

INTEREST RATE SWAP TRANSACTIONS (see Note C)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio		Unrealized Appreciation/ (Depreciation)
Goldman Sachs	$47,500	12/15/11	1.828%	SIFMA	*	$ (663,610)
JP Morgan Chase	47,500	9/18/10	2.080%	SIFMA	*	(742,951)
JP Morgan Chase	47,500	11/20/10	1.855%	SIFMA	*	(782,980)
Merrill Lynch	3,000	7/30/26	4.090%	SIFMA	*	(314,910)
Merrill Lynch	6,500	8/09/26	4.063%	SIFMA	*	(709,976)
Merrill Lynch	7,100	11/15/26	4.377%	SIFMA	*	(1,060,577)

(a)	When-Issued or delayed delivery security.

(b)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund (see Note I).

(c)	Illiquid security.

(d)	Security is in default and is non-income producing.

(e)	Variable rate coupon, rate shown as of October 31, 2009.

(f)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary

22	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Portfolio of Investments

with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(g)	Portfolio percentages are calculated based on net assets applicable to common shareholders.

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA).

As of October 31, 2009, the Fund held 81.7% of net assets in insured bonds (of this amount 16.2% represents the Fund’s holding in prerefunded or escrowed to maturity bonds). 25.3% of the Fund’s insured bonds were insured by MBIA.

Glossary:

ACA – ACA Financial Guaranty Corporation

AD – Assessment District

AMBAC – Ambac Assurance Corporation

ASSURED GTY – Assured Guaranty Ltd.

BAN – Bond Anticipation Note

CCD – Community College District

CDA – Community Development Authority

CDD – Community Development District

COP – Certificate of Participation

CRA – Community Redevelopment Agency

EDA – Economic Development Agency

ETM – Escrowed to Maturity

FGIC – Financial Guaranty Insurance Company

FSA – Financial Security Assurance Inc.

GO – General Obligation

HDC – Housing Development Corporation

HFA – Housing Finance Authority

HFC – Housing Finance Corporation

IDA – Industrial Development Authority/Agency

ISD – Independent School District

MBIA – MBIA Insurance Corporation †

MBIA-RE – MBIA Reinsuring FGIC ††

MFHR – Multi-Family Housing Revenue

PCR – Pollution Control Revenue Bond

RADIAN – Radian Asset Assurance Inc.

SD – School District

SFMR – Single Family Mortgage Revenue

SRF – State Revolving Fund

SSA – Special Services Area

USD – Unified School District

XLCA – XL Capital Assurance Inc.

†	MBIA – Bonds insured by MBIA which for U.S. public finance was subsequently restructured and renamed National Public Finance Guarantee Corporation.

††	MBIA-RE – Bonds insured by FGIC and subsequently reinsured by MBIA which for U.S. public finance was subsequently restructured and renamed National Public Finance Guarantee Corporation.

See notes to financial statements.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	23

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2009

Assets
Investments in securities, at value (cost $688,245,728)	$676,549,455
Interest receivable	10,362,734
Receivable for investment securities sold	106,653

Total assets	687,018,842

Liabilities
Due to custodian	76,394
Payable for floating rate notes issued*	42,770,000
Payable for investment securities purchased	5,069,077
Unrealized depreciation on interest rate swap contracts	4,275,004
Advisory fee payable	298,819
Dividends payable—preferred shares	9,681
Accrued expenses	136,869

Total liabilities	52,635,844

Preferred Shares, at Liquidation Value
Preferred Shares, $.001 par value per share; 11,400 shares authorized, 9,689 shares issued and outstanding at $25,000 per share liquidation preference	242,225,000

Net Assets Applicable to Common Shareholders	$392,157,998

Composition of Net Assets Applicable to Common Shareholders
Common stock, $.001 par value per share; 1,999,988,600 shares authorized, 28,669,797 shares issued and outstanding	$28,670
Additional paid-in capital	413,307,287
Undistributed net investment income	2,291,315
Accumulated net realized loss on investment transactions	(7,497,997)
Net unrealized depreciation on investments	(15,971,277)

Net Assets Applicable to Common Shareholders	$392,157,998

Net Asset Value Applicable to Common Shareholders (based on 28,669,797 common shares outstanding)	$13.68

*	Represents short-term floating rate certificates issued by tender option bond trusts (see Note I).

See notes to financial statements.

24	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2009

Investment Income
Interest		$35,598,467
Expenses
Advisory fee (see Note B)	$3,283,315
Preferred Shares-auction agent’s fees	415,408
Custodian	137,432
Audit	87,556
Printing	54,102
Directors’ fees and expenses	48,682
Legal	47,195
Registration fees	25,270
Transfer agency	6,277
Miscellaneous	50,830

Total expenses before interest expense and fees	4,156,067
Interest expense and fees	489,020

Total expenses	4,645,087
Less: expenses waived and reimbursed by the Adviser (see Note B)	(68,320)

Net expenses		4,576,767

Net investment income		31,021,700

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on:
Investment transactions		(1,005,552)
Swap contracts		(1,440,862)
Net change in unrealized appreciation/depreciation of:
Investments		56,938,286
Swap contracts		(3,434,067)

Net gain on investment transactions		51,057,805

Dividends to Preferred Shareholders from
Net investment income		(2,201,512)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations		$79,877,993

See notes to financial statements.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	25

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

APPLICABLE TO COMMON SHAREHOLDERS

	Year Ended October 31, 2009	Year Ended October 31, 2008
Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations
Net investment income	$31,021,700	$31,082,902
Net realized gain (loss) on investment transactions	(2,446,414)	877,223
Net change in unrealized appreciation/depreciation of investments	53,504,219	(93,278,008)
Dividends to Preferred Shareholders from
Net investment income	(2,201,512)	(10,388,458)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	79,877,993	(71,706,341)
Dividends to Common Shareholders from
Net investment income	(24,875,405)	(22,695,615)
Common Stock Transactions
Reinvestment of dividends resulting in the issuance of Common Stock	176,280	– 0	–

Total increase (decrease)	55,178,868	(94,401,956)
Net Assets Applicable to Common Shareholders
Beginning of period	336,979,130	431,381,086

End of period (including undistributed/(distributions in excess of) net investment income of $2,291,315 and ($212,606), respectively)	$392,157,998	$336,979,130

See notes to financial statements.

26	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2009

NOTE A

Significant Accounting Policies

AllianceBernstein National Municipal Income Fund, Inc. (the “Fund”) was incorporated in the State of Maryland on November 9, 2001 and is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	27

Notes to Financial Statements

procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The disclosure requirements also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

28	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Notes to Financial Statements

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2009:

Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Municipal Obligations	$—	$676,549,455	$—	$676,549,455

Total Investments in Securities	—	676,549,455	—	676,549,455
Other Financial Instruments*:
Liabilities	—	(4,275,004)	—	(4,275,004)

Total	$—	$672,274,451	$—	$672,274,451

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

5. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	29

Notes to Financial Statements

NOTE B

Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, prior to February 12, 2007, the Fund paid the Adviser an advisory fee at an annual rate of .65 of 1% of the Fund’s average daily net assets applicable to common and preferred shareholders. As of February 12, 2007, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the Fund’s average daily net assets applicable to common and preferred stockholders. Such fee is accrued daily and paid monthly. The Adviser has voluntarily agreed to waive a portion of its fees or reimburse the Fund for expenses in the amount of .25% of the Fund’s average daily net assets applicable to common and preferred shareholders for the first 5 full years of the Fund’s operations, .20% for the period January 28, 2007 until February 12, 2007, .10% for year 6 (such waiver commencing February 12 of year 6) and ..05% for year 7. For the year ended October 31, 2009, the amount of such fees waived was $68,320. The voluntary waiver ended on January 28, 2009. The Fund commenced operations on January 28, 2002.

Under the terms of the Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund. During the year ended October 31, 2009, the Fund reimbursed $625 to ABIS.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2009 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$61,999,247		$41,654,927
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

Cost	$645,818,274

Gross unrealized appreciation	$17,424,138
Gross unrealized depreciation	(29,474,803)

Net unrealized depreciation	$(12,050,665)

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

30	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Notes to Financial Statements

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures Contracts

The Fund may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

•	Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	31

Notes to Financial Statements

pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

A Fund may enter into interest rate swap transactions to reserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Documentation governing the Fund’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Fund declines below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate the swap and require the Fund to pay or receive a settlement amount in connection with the terminated swap transaction. As of October 31, 2009, the Fund has interest rate swap contracts in liability positions with net asset contingent features. The fair value of such contracts amounted to $4,275,004 at October 31, 2009.

32	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Notes to Financial Statements

At October 31, 2009, the Fund had entered into the following derivatives:

	Asset Derivatives				Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value			Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation of interest rate swap contracts	$	– 0	–	Unrealized depreciation of interest rate swap contracts	$4,275,004

Total		$	– 0	–		$4,275,004

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2009:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$(1,440,862)	$(3,434,067)

Total		$(1,440,862)	$(3,434,067)

For the year ended October 31, 2009, the average monthly notional amount of interest rate swaps was $145,523,077.

NOTE D

Common Stock

There are 28,669,797 shares of common stock outstanding at October 31, 2009. During the year ended October 31, 2009, the Fund issued 13,717 shares in connection with the Fund’s dividend reinvestment plan. During the year ended October 31, 2008, the Fund did not issue any shares in connection with the Fund’s dividend reinvestment plan.

NOTE E

Preferred Shares

The Fund has 11,400 shares authorized, and 9,689 shares issued and outstanding of Auction Preferred Stock (the “Preferred Shares”), consisting of 2,677 shares each of Series M, Series W and Series TH, and also 1,658 shares of Series T. The Preferred Shares have a liquidation value of $25,000 per share plus accumulated, unpaid dividends. The dividend rate on the Preferred Shares may change generally every 7 days as set by the auction agent for Series M, T, W and

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	33

Notes to Financial Statements

TH. Due to the recent failed auctions, the dividend rate is the “maximum rate” set by the terms of the Preferred Shares, which is based on AA commercial paper rates and short-term municipal bond rates. The dividend rate on Series M is 0.43% effective through November 2, 2009. The dividend rate on Series T is 0.43% effective through November 3, 2009. The dividend rate on Series W is 0.43% effective through November 4, 2009. The dividend rate on Series TH is 0.41% effective through November 5, 2009.

At certain times, the Preferred Shares are redeemable by the Fund, in whole or in part, at $25,000 per share plus accumulated, unpaid dividends. The Fund voluntarily may redeem the Preferred Shares in certain circumstances

The Fund is not required to redeem any of its Preferred Shares and expects to continue to rely on the Preferred Shares for a portion of its leverage exposure. The Fund may also pursue other liquidity solutions for the Preferred Shares.

The Preferred Shareholders, voting as a separate class, have the right to elect at least two Directors at all times and to elect a majority of the Directors in the event two years’ dividends on the Preferred Shares are unpaid. In each case, the remaining Directors will be elected by the Common Shareholders and Preferred Shareholders voting together as a single class. The Preferred Shareholders will vote as a separate class on certain other matters as required under the Fund’s Charter, the Investment Company Act of 1940 and Maryland law.

NOTE F

Distributions to Common Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2009 and October 31, 2008 were as follows:

	2009	2008
Distributions paid from:
Ordinary income	$154,064	$1,693,393
Tax-exempt income	24,721,341	21,002,222

Total distributions paid	$24,875,405	$22,695,615

As of October 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$1,937,213
Accumulated capital and other losses	(7,143,605	)(a)
Unrealized appreciation/(depreciation)	(15,961,886	)(b)

Total accumulated earnings/(deficit)	$(21,168,278	)(c)

(a)

On October 31, 2009, the Fund had a net capital loss carryforward of $7,143,605 (of which approximately $5,673,511 was attributable to the merger with ACM Municipal Securities Income Fund) of which $584,493 expires in the year 2010, $5,569,671 expires in

34	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Notes to Financial Statements

the year 2011, $10,206 expires in the year 2012, and $979,235 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. As a result of the merger with ACM Municipal Securities Income Fund, various limitations regarding the utilization of capital loss carryforwards were applied, based on certain provisions in the Internal Revenue Code.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarily to the difference between the book and tax treatment of swap income, the tax deferral of losses on wash sales and the tax treatment of tender option bonds.

(c)	The difference between book-basis and tax-basis components accumulated earnings/(deficit) is attributable primarily to dividends payable.

During the current fiscal year, permanent differences primarily due to the tax treatment of swap income resulted in a net decrease in undistributed net investment income and a net decrease in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research.

The ratings of most insurance companies have been downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

The Adviser believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Fund. The generally investment

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	35

Notes to Financial Statements

grade underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

Derivatives Risk—The Fund may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments.

Financing and Related Transactions; Leverage and Other Risks—The Fund utilizes leverage to seek to enhance the yield and net asset value attributable to its Common Stock. These objectives may not be achieved in all interest rate environments. Leverage creates certain risks for holders of Common Stock, including the likelihood of greater volatility of the net asset value and market price of the Common Stock. If income from the securities purchased from the funds made available by leverage is not sufficient to cover the cost of leverage, the Fund’s return will be less than if leverage had not been used. As a result, the amounts available for distribution to Common Stockholders as dividends and other distributions will be reduced. During periods of rising short-term interest rates, the interest paid on the Preferred Shares or floaters in tender option bond transactions would increase, which may adversely affect the Fund’s income and distribution to Common Stockholders. A decline in distributions would adversely affect the Fund’s yield and possibly the market value of its shares. If rising short-term rates coincide with a period of rising long-term rates, the value of the long-term municipal bonds purchased with the proceeds of leverage would decline, adversely affecting the net asset value attributable to the Fund’s Common Stock and possibly the market value of the shares.

The Fund’s outstanding Preferred Shares results in leverage. The Fund may also use other types of financial leverage, including tender option bond transactions, either in combination with, or in lieu of, the Preferred Shares. In a tender option bond transaction, the Fund may transfer a highly rated fixed-rate municipal security to a broker, which, in turn, deposits the bond into a special purpose vehicle (typically, a trust) usually sponsored by the broker. The Fund receives cash and a residual interest security (sometimes referred to as an “inverse floater”) issued by the trust in return. The trust simultaneously issues securities, which pay an interest rate that is reset each week based on an index of high-grade short-term seven-day demand notes. These securities, sometimes referred to as “floaters”, are bought by third parties, including tax-exempt money market funds, and can be tendered by these holders to a liquidity provider at par, unless certain events occur. The Fund continues to earn all the interest from the transferred bond less the amount of interest paid on the floaters and the expenses of the trust, which include payments to the trustee and the liquidity provider and organizational costs. The Fund also uses the cash received from the transaction for investment purposes or to retire other forms of leverage. Under certain circumstances, the trust may be terminated and collapsed, either by the Fund or

36	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Notes to Financial Statements

upon the occurrence of certain events, such as a downgrade in the credit quality of the underlying bond, or in the event holders of the floaters tender their securities to the liquidity provider. See Note I to the Financial Statements “Floating Rate Notes Issued in Connection with Securities Held” for more information about tender option bond transactions.

The Fund may also purchase inverse floaters from a tender option bond trust in a secondary market transaction without first owning the underlying bond. The income received from an inverse floater varies inversely with the short-term interest rate paid on the floaters issued by the trust. The prices of inverse floaters are subject to greater volatility than the prices of fixed-income securities that are not inverse floaters. Investments in inverse floaters may amplify the risks of leverage. If short-term interest rates rise, the interest payable on the floaters would increase and income from the inverse floaters decrease, resulting in decreased amounts of income available for distribution to Common Stockholders.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	37

Notes to Financial Statements

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser’s ability to perform advisory services relating to the Fund.

NOTE I

Floating Rate Notes Issued in Connection with Securities Held

The Fund may engage in tender option bond transactions in which the Fund may transfer a fixed rate bond to a broker for cash. The broker deposits the fixed rate bond into a Special Purpose Vehicle (the “SPV”, which is generally organized as a trust), organized by the broker. The Fund buys a residual interest in the assets and cash flows of the SPV, often referred to as an inverse floating rate obligation (“Inverse Floater”). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third parties. The Floating Rate Notes pay interest at rates that generally reset weekly and their holders have the option to tender their notes to a liquidity provider for redemption at par. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the trustee transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. The SPV may also be collapsed in certain other circumstances. In accordance with U.S. GAAP disclosure requirements regarding accounting for transfers and servicing of financial assets and extinguishments of liabilities, the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its portfolio of investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its statement of assets and liabilities. Interest expense related to the Fund’s liability with respect to Floating Rate Notes is recorded as incurred. The interest expense is also included in the Fund’s expense ratio. At October 31, 2009, the amount of the Fund’s Floating Rate Notes outstanding was $42,770,000 and the related interest rates were 0.20% to 0.31%.

The Fund may also purchase Inverse Floaters in the secondary market without first owning the underlying bond. Such an Inverse Floater is included in the Fund’s portfolio of investments but is not required to be treated as a secured borrowing and reflected in the Fund’s financial statements as a secured borrowing.

NOTE J

Subsequent Events

In accordance with U.S. GAAP disclosure requirements on subsequent events, management has evaluated events for possible recognition or disclosure in the financial statements through December 24, 2009, the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

38	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

	Year Ended October 31,
	2009	2008	2007		2006	2005

Net asset value, beginning of period	$ 11.76	$ 15.05	$ 15.58		$ 15.37	$ 15.49

Income From Investment Operations
Net investment income(a)(b)	1.08	1.08	1.11		1.13	1.13
Net realized and unrealized gain (loss) on investment transactions	1.79	(3.22)	(.49)		.40	(.05)
Dividends to preferred shareholders from net investment income (common stock equivalent basis)	(.08)	(.36)	(.36)		(.32)	(.20)

Net increase (decrease) in net asset value from operations	2.79	(2.50)	.26		1.21	.88

Less: Dividends to Common Shareholders from
Net investment income	(.87)	(.79)	(.79)		(1.00)	(1.00)

Net asset value, end of period	$ 13.68	$ 11.76	$ 15.05		$ 15.58	$ 15.37

Market value, end of period	$ 13.60	$ 10.95	$ 14.08		$ 15.09	$ 14.78

Discount, end of period	(.58)%	(6.89)%	(6.45)%		(3.15)%	(3.84)%
Total Return
Total investment return based on:(c)
Market value	33.78%	(17.38)%	(1.61)%		8.88%	11.57%
Net asset value	25.30%	(16.99)%	1.87%		8.10%	6.21%
Ratios/Supplemental Data
Net assets applicable to common shareholders, end of period (000’s omitted)	$392,158	$336,979	$431,381		$319,706	$314,716
Preferred Shares, at liquidation value ($25,000 per share) (000’s omitted)	$242,225	$242,225	$285,000		$195,000	$195,000
Ratio to average net assets applicable to common shareholders of:
Expenses, net of waivers(d)	1.29%	1.25%	1.08	%(e)	.96%	.97%
Expenses, net of waivers, excluding interest expense(d)	1.15%	1.12%	1.30	%(e)	1.36%	1.37%
Expenses, before waivers(d)	1.31%	1.36%	1.30	%(e)	1.36%	1.37%
Expenses, before waivers, excluding interest expense(d)	1.17%	1.23%	1.30	%(e)	1.36%	1.37%
Net investment income, before Preferred Shares dividends(b)(d)	8.74%	7.65%	7.29	%(e)	7.38%	7.29%
Preferred Shares dividends	.62%	2.56%	2.37%		2.05%	1.28%
Net investment income, net of Preferred Shares dividends(b)	8.12%	5.09%	4.92	%(e)	5.33%	6.01%
Portfolio turnover rate	7%	16%	8%		7%	18%
Asset coverage ratio	262%	239%	251%		264%	261%

See footnote summary on page 40.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	39

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees waived by the Adviser.

(c)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)	These expense and net investment income ratios do not reflect the effect of dividend payments to preferred shareholders.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

40	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein National Municipal Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein National Municipal Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein National Municipal Income Fund, Inc. at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 24, 2009

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	41

Report of Independent Registered Public Accounting Firm

ADDITIONAL INFORMATION

(unaudited)

Shareholders whose shares are registered in their own names can elect to participate in the Dividend Reinvestment Plan (the “Plan”), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the “Dividend Shares”). Computershare Trust Company NA, (the “Agent”) will act as agent for participants under the Plan. Shareholders whose shares are held in the name of broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i)	If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii)	If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund’s shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund’s shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders’ accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open market purchases of shares.

42	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Additional Information

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company N.A., P.O. Box 43010, Providence, RI 02940-3010.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	43

Additional Information

BOARD OF DIRECTORS

William H. Foulk, Jr.,(1) Chairman John H. Dobkin(1) Michael J. Downey (1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Robert B. Davidson III,(2) Senior Vice President Douglas J. Peebles, Senior Vice President

Michael G. Brooks,(2) Vice President

Fred S. Cohen,(2) Vice President

Terrance T. Hults,(2) Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Preferred Shares:

Dividend Paying Agent, Transfer

Agent and Registrar

The Bank of New York

101 Barclay Street - 7W

New York, NY 10286

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Common Stock:

Dividend Paying Agent, Transfer

Agent and Registrar

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940-3010

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Municipal Bond Investment Team. The investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio are: Michael G. Brooks, Fred S. Cohen, Robert B. Davidson III and Terrance T. Hults.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time-to-time shares of its Common Stock in the open market.

This report, including the financial statements therein, is transmitted to the shareholders of AllianceBernstein National Municipal Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

Annual Certifications—As required, on April 30, 2009, the Fund submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Fund’s Chief Executive Officer certifying that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the period.

44	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith 49	Executive Vice President of AllianceBernstein L.P. (the “Adviser”)** since July 2008; Director of AllianceBernstein Investments, Inc. (“ABI”)** and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	5	President and Chief Executive Officer

DISINTERESTED DIRECTORS
Chairman of the Board William H. Foulk, Jr., # *** 77 (2001)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2004. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	86	None

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	45

Management of the Fund

NAME, ADDRESS*, AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS
(continued)
John H. Dobkin, # 67 (2001)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design.	84	None

Michael J. Downey, # 65 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	84	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 73 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2004. He was formerly a Director of the Intel Corporation (semi-conductors) until May 2008.	84	Cirrus Logic Corporation (semi-conductors)

46	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Management of the Fund

NAME, ADDRESS*, AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS
(continued)
Nancy P. Jacklin, # 61 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies in the 2009-2010 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; member of the Council on Foreign Relations.	84	None

Garry L. Moody, # 57 (2007)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008.	83	None

Marshall C. Turner, Jr., # 68 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc.	84	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	47

Management of the Fund

NAME, ADDRESS*, AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS
(continued)
Earl D. Weiner, # 70 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook.	84	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

48	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 49	President and Chief Executive Officer	See above.

Philip L. Kirstein 64	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2004.

Robert B. Davidson, III 48	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2004.

Douglas J. Peebles 44	Senior Vice President	Executive Vice President of the Adviser,** with which he has been associated since prior to 2004.

Michael G. Brooks 61	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2004.

Fred S. Cohen 51	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2004.

Terrance T. Hults 43	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2004.

Emilie D. Wrapp 53	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2004.

Joseph J. Mantineo 50	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2004.

Phyllis J. Clarke 48	Controller	Vice President of ABIS,** with which she has been associated since prior to 2004.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	49

Management of the Fund

SUMMARY OF GENERAL INFORMATION

Shareholder Information

The Fund’s NYSE trading symbol is “AFB”. Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Saturday in Barron’s and other newspapers in a table called “Closed-End Bond Funds.” Daily net asset value and market price information, and additional information regarding the Fund, is available at www.alliancebernstein.com.

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan, shareholders whose shares are registered in their own names may elect to have all distributions reinvested automatically in additional shares of the Fund by ComputerShare Trust Company, N.A., as agent under the Plan. Shareholders whose shares are held in the name of the broker or nominee should contact the broker or nominee for details. All Distributions to investors who elect not to participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of ComputerShare Trust Company, N.A.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company at (800) 219-4218.

50	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Summary of General Information

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

US Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Arizona California Massachusetts Michigan Minnesota	New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND •	51

AllianceBernstein Family of Funds

NOTES

52	• ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

Privacy Notice (This information is not part of the Shareholder Report.)

AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, “AllianceBernstein” or “we”) understand the importance of maintaining the confidentiality of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client’s name, address, phone number, social security number, assets, income, and other household information, (2) clients’ transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data, and online information collecting devices known as “cookies.”

It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein’s privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

ABNMIF-0151-1009

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit - Related Fees	Tax Fees
AB National Muni Income	2008	$53,500	$26,039	$24,500
	2009	$48,000	$8,000	$5,500

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB National Muni Income	2008	$1,012,529	$195,303
			$(170,803)
			$24,500
	2009	$788,157	$257,346
			$(251,846)
			$(5,500)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

Garry L. Moody	D. James Guzy
John H. Dobkin Michael J. Downey William H. Foulk, Jr.	Nancy P. Jacklin Marshall C. Turner, Jr. Earl D. Weiner

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Statement of Policies and Procedures for

Proxy Voting

1. Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2. Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1. Corporate Governance

AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

2.2. Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the primary exchange on which the company’s shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

2.3. Appointment of Auditors

AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management’s recommendation. However, we recognize that there are inherent conflicts when a company’s independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

2.4. Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management’s recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5. Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6. Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7. Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8. Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. In markets where remuneration reports are not required for all companies (for instance, in the U.S. such reports are required only for companies that receive funds from the Troubled Asset Relief Program (“TARP”) but not other companies), we will generally support shareholder proposals asking the board to adopt a policy (i.e., “say on pay”) that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee’s report. Although “say on pay” votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that the important common objective of management and shareholders is met, which is maximizing the value of the company. In markets where votes to approve remuneration reports are required, we review the reports on a case-by-case basis. With respect to companies that receive governmental assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission (“SEC”) took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued its modified executive compensation disclosure rules in 2006. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

2.9. Social and Corporate Responsibility

AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company with no discernable benefits to shareholders. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3. Proxy Voting Procedures

3.1. Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues. Members of the committees include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

3.2. Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients’ best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the proxy committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees take reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

3.3. Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein’s voting instructions. Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

3.4. Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5. Proxy Voting Records

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, go to the Securities and Exchange Commission’s web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Municipal Bond Investment Team. While all members of the teams work jointly to determine the majority of the investment strategy including security selection for the Fund, Messrs. Michael G. Brooks, Fred S. Cohen, Robert B. Davidson III and Terrance T. Hults are primarily responsible for the day-to-day management of the Fund’s portfolio.

(a)(1) The following table sets forth when each person became involved in the management of the Fund, and each person’s principal occupation during the past five years:

Employee; Year; Title	Principal Occupation During the Past Five (5) Years
Michael G. Brooks; since October 2005—Senior Vice President of AllianceBernstein L.P. (“AB”)	Senior Vice President of AB with which he has been associated in a substantially similar capacity to his current position since prior to 2004.

Fred S. Cohen; since October 2005—Senior Vice President of AB	Senior Vice President of AB, with which he has been associated in a substantially similar capacity to his current position since prior to 2004.

Robert B. Davidson III; since April 2002—Senior Vice President of AB	Senior Vice President of AB with which he has been associated in a substantially similar capacity to his current position since prior to 2004.

Terrance T. Hults; since December 2001—Senior Vice President of AB	Senior Vice President of AB with which he has been associated in a substantially similar capacity to his current position since prior to 2004.

(a)(2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended October 31, 2009.

REGISTERED INVESTMENT COMPANIES

(excluding the Fund)

Portfolio Manager	Total Number of Registered Investment Companies Managed	Total Assets of Registered Investment Companies Managed	Number of Registered Investment Companies Managed with Performance-based Fees	Total Assets of Registered Investment Companies Managed with Performance-based Fees
Michael G. Brooks	22	$13,417,000,000	None	None
Fred S. Cohen	22	$13,417,000,000	None	None
Robert B. Davidson III	22	$13,417,000,000	None	None
Terrance T. Hults	22	$13,417,000,000	None	None

POOLED INVESTMENT VEHICLES
Portfolio Manager	Total Number of Pooled Investment Vehicles Managed	Total Assets of Pooled Investment Vehicles Managed	Number of Pooled Investment Vehicles Managed with Performance-based Fees	Total Assets of Pooled Investment Vehicles Managed with Performance-based Fees
Michael G. Brooks	None	None	None	None
Fred S. Cohen	None	None	None	None
Robert B. Davidson III	None	None	None	None
Terrance T. Hults	None	None	None	None

OTHER ACCOUNTS
Portfolio Manager	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed with Performance-based Fees	Total Assets of Other Accounts with Performance-based Fees
Michael G. Brooks	1,747	$13,200,000,000	2	$118,000,000
Fred S. Cohen	1,747	$13,200,000,000	2	$118,000,000
Robert B. Davidson III	1,747	$13,200,000,000	2	$118,000,000
Terrance T. Hults	1,747	$13,200,000,000	2	$118,000,000

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, AllianceBernstein L.P. (“Alliance”) owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. Alliance’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. Alliance has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities. Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Alliance’s procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains.

To address these conflicts of interest, Alliance’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

(a)(3) Portfolio Manager Compensation

Alliance’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals’ annual compensation is comprised of the following:

(i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus: Alliance’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance’s leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under Alliance’s Partners Compensation Plan (“deferred awards”): Alliance’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which, prior to 2009, there were various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment. Prior to 2009, investment options under the deferred awards plan included many of the same AllianceBernstein Mutual Funds offered to mutual fund investors. In 2009, the Adviser expects that all deferred awards will be in the form of the Adviser’s publicly traded equity securities.1

(iv) Contributions under Alliance’s Profit Sharing/401(k) Plan: The contributions are based on Alliance’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.

(v) Compensation under the Adviser’s Special Option Program: Under this program, certain investment professionals may be permitted to allocate a portion of their deferred awards to options to buy the Adviser’s publicly traded equity securities, and to receive a two-for-one match of such allocated amount. The determination of who may be eligible to participate in the Special Option Program is made at the sole discretion of the Adviser.

(a) (4) The dollar range of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of the Fund’s fiscal year ended October 31, 2009 is set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Michael G. Brooks	None
Fred S. Cohen	None
Robert B. Davidson III	None
Terrance T. Hults	None

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Adviser’s Master Limited Partnership Units.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein National Municipal Income Fund, Inc.

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date:	December 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date:	December 28, 2009

By:	/s/ JOSEPH J. MANTINEO
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 28, 2009